SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
                  March 27, 1997                                 000-22085



                           ORION NETWORK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                                                52-2008654
(State or other jurisdiction                              (IRS Employer
of incorporation)                                      Identification Number)



                             2440 Research Boulevard
                                    Suite 400
                            Rockville, Maryland 20850
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 258-8101


          (Former name or former address, if changed since last report)

                                 Not applicable



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                          ORION NETWORK SYSTEMS, INC.

Item 5            Other Events

         On March 27, 1997, Orion Network Systems, Inc. ("Orion") issued a press release announcing Orion's acquisition of Teleport Europe GmbH, a German-based communications company that specializes in private satellite networks for voice and data services. Enclosed as Exhibit A to this Current Report on Form 8-K is the text of the March 27, 1997 press release.



Item 7   Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

A. Press Release, dated March 27, 1997, regarding Orion's acquisition of Teleport Europe GmbH.




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



                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ORION NETWORK SYSTEMS, INC.


Date:  March 31, 1997                  By:  /s/ Richard H. Shay
                                            -------------------
                                            Vice President, Corporate
                                              and Legal Affairs




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                                 EXHIBIT INDEX
                                ----------------


Exhibit           Description                    Page
-------           -----------                    ----

A        Press Release dated March 27, 1997

                                 March 31, 1997



BY EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                           Re:      ORION NETWORK SYSTEMS, INC.
                                    SEC FILE NO. 000-22085

Ladies and Gentlemen:

                  On behalf of Orion Network Systems, Inc. (the "Corporation"), and in electronic format pursuant to Regulation S-T, we enclose for filing with the Commission a Current Report on Form 8-K. All required signatures have been obtained and will be retained by the Corporation for five years.

                  Under cover of a copy of this letter, two copies of the Form 8-K, one of which is manually signed, are being filed with the Nasdaq Stock Market.

                  If you have any questions or comments with respect to the foregoing, please telephone me at (202) 637-5736 or James G. Higham of this office at (202) 637-5761.

                                                          Sincerely,

                                                          /s/ Steven M. Kaufman

                                                          Steven M. Kaufman


Enclosures

cc:       Marilyn Bacot
          Nasdaq Stock Market

                                                                       EXHIBIT A


FOR IMMEDIATE RELEASE:                      Contacts:        Jim Kaufman, Assoc.
27 March 1997                                                General Counsel
                                                             +301 258 3370 or
                                                             David Frear, CFO
                                                             +301 258 3332


     ORION BUYS GERMAN NETWORK COMMUNICATIONS PROVIDER TELEPORT EUROPE GmbH

             Strategic Move to Expand and Accelerate European Sales


         Rockville, Md. -- Orion Network Systems, Inc. (NASDAQ: ONSI), an international satellite communications provider, today announced the acquisition of German-based Teleport Europe GmbH, a communications company specializing in private satellite networks for voice and data services. With this acquisition, Orion expands its customer base and accelerates its sales and service capabilities within Europe.

         Previously, Teleport Europe was a privately owned company with shares held by two major German companies, Vebacom GmbH and RWE Telliance AG, now known as o.tel.o. o.tel.o. declares that they sold Teleport Europe because o.tel.o. concentrates its business on offering public switched telephony and on servicing its already 700 corporate customers.

         Teleport Europe's 1996 revenues were in excess of $14 million. Orion's customer base is immediately expanded by approximately 55 customers including some of Germany's leading multinational corporations such as Volkswagen, BASF and Bertelsmann. In addition, Orion will acquire Teleport Europe's licenses and operating agreements to provide satellite network services in 40 countries including 17 countries in which Orion previously did not provide service.

         "Similar to Orion's philosophy, Teleport Europe has established a reputation as a high quality service provider of private business communications," said W. Neil Bauer, President and Chief Executive Officer of Orion Network Systems. "With this acquisition, Orion's customer base and sales presence in Europe is greatly expanded and we are better positioned to take advantage of the rapidly growing European


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market."  This  acquisition,  and others  which may  follow,  is part of Orion's strategy to accelerate the growth of its sales and service capabilities.

         Orion owns and operates the Orion 1 satellite, which covers Europe, the US to the Rocky Mountains and parts of Canada and Mexico. A second satellite, currently under construction, will supplement Orion's coverage of Europe and will expand that coverage into Russia, Latin America and the Middle East. A third, also under construction will cover the Asia/Pacific markets. Once launched, these three satellites will provide coverage to 85 percent of the world's economies.

         Dr. Hans-Joachim Heyke, Managing Director of Teleport Europe GmbH, said "by becoming part of the Orion family, Teleport Europe will be able to enhance service to its customers by accessing Orion's satellite for connections to and from the US and by adding new services to our portfolio such as US Internet access."

         Teleport Europe is located in Hanover, Germany and provides satellite communications for private networks with services such as data, voice, fax, audio and video. Since 1991, the company has provided turnkey solutions and a comprehensive service offering, including consultation, network planning, installation and on-going maintenance based on a Customer Service Center (CSC) with 24-hour/seven day support.

         Orion Network Systems, Inc. (NASDAQ: ONSI) is an international satellite communications company that provides private network services, including Internet access, directly to multinational businesses and Internet service providers (ISPs) worldwide. It also transmits video communications for television and other program distribution services. Orion provides its customers comprehensive network services, including 60-day installation, a single point of contact for sales and maintenance and international 24-hour/seven day support. Services include Internet access, data networking, voice, video, teleconferencing and news distribution to multiple points worldwide.


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